                                                                  Exhibit 99.1

                    UNAUDITED PRO FORMA FINANCIAL STATEMENTS

    The following unaudited pro forma financial statements represent the resulting balance sheet and statements of operation of Primix Solutions Inc. (the "Registrant"), after giving effect to the sale (the "Transaction") of its North American consulting business to Burntsand (New England) Inc. ("Burntsand"), which will be comprised of the Registrant's Swedish and Danish operations and nominal corporate administrative functions in the U.S. The U.S.-based corporate administrative functions were substantially reduced in anticipation of the closing of the Transaction.

    The following Unaudited Pro Forma Balance Sheet as of September 30, 2001 represents the balance sheet of the Registrant after giving effect to the Transaction as if it occurred on such date. The following Unaudited Pro Forma Statements of Operation for the fiscal year ended December 31, 2000, and the nine months ended September 30, 2001 represent the statements of operation of the Registrant after giving effect to the Transaction as if it had occurred on January 1, 2000. The Unaudited Pro Forma Statements of Operation do not purport to represent what our results of operations would have been if the Transaction had occurred as of the dates indicated or what such results will be for any future periods. The pro forma adjustments included in the unaudited pro forma financial statements represent assets, liabilities, revenues and expenses of the North American consulting business being sold in the Transaction and excludes assets, liabilities and expenses of the corporate administrative functions that will be retained by the Registrant.

    The unaudited pro forma financial statements are derived from, and should be read in conjunction with, the historical financial statements of the Registrant included in its Form 10-K/A for the year ended December 31, 2000 and Form 10-Q/A for the Quarter ended September 30, 2001.

                             PRIMIX SOLUTIONS INC.
                       UNAUDITED PRO FORMA BALANCE SHEET
                            AS OF SEPTEMBER 30, 2001
                                 (IN THOUSANDS)

                                                               HISTORICAL     PRO FORMA
                                                              CONSOLIDATED   ADJUSTMENTS       PRO FORMA
                                                              ------------   -----------       ---------
ASSETS
  Current assets
    Cash and cash equivalents...............................    $    584       $ 7,000 (a)     $  7,584
    Accounts receivable, net................................       3,094        (1,954)(b)        1,140
    Prepaid expenses and other current assets...............         887          (152)(b)          735
    Note receivable from related party--current portion.....          --            --               --
                                                                --------       -------         --------
      Total current assets..................................       4,565         4,894            9,459
    Property and equipment, net.............................       4,292        (3,897)(b)          395
    Restricted cash.........................................       1,027            --            1,027
    Intangible assets, net..................................       3,210        (2,705)(c)          505
    Notes receivable from related parties...................         280            -- (d)          280
    Other assets............................................         162          (152)(b)           10
                                                                --------       -------         --------
      TOTAL ASSETS..........................................    $ 13,536       $(1,860)        $ 11,676
                                                                ========       =======         ========

LIABILITIES
Current liabilities
  Current portion of capital lease obligation...............    $    594       $  (578)(b)     $     16
    Line of credit..........................................       1,509          (710)(b)          799
    Note payable to related party...........................       2,709            --            2,709
    Accounts payable........................................       2,025          (350)(b)        1,675
    Accrued expenses........................................       1,924        (1,208)(b)(d)       716
    Restructuring obligation................................       1,046          (635)(b)          411
                                                                --------       -------         --------
      Total current liabilities.............................       9,807        (3,481)           6,326
    Capital lease obligation, net of current portion........         896          (867)(b)           29
    Restructuring obligation, net of current portion........         212          (212)(b)           --
    Other long-term liabilities.............................         159          (139)(b)           20
                                                                --------       -------         --------
      TOTAL LIABILITIES.....................................    $ 11,074       $(4,699)        $  6,375
                                                                ========       =======         ========
STOCKHOLDERS' EQUITY
    Common stock............................................    $     19       $    --         $     19
    Additional paid-in capital                                    68,272                         68,272
    Deferred compensation...................................      (1,260)           --           (1,260)
    Accumulated deficit.....................................     (64,498)       (1,456)(b)      (61,659)
                                                                                 7,000 (a)
                                                                                (2,705)(c)
    Cumulative translation adjustment.......................         (71)           --              (71)
                                                                --------       -------         --------
      TOTAL STOCKHOLDERS' EQUITY............................       2,462         2,839            5,301
                                                                --------       -------         --------
      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY............    $ 13,536       $(1,860)        $ 11,676
                                                                ========       =======         ========

------------------------------

(a) Reflects the projected cash consideration for the Transaction including $1 million of cash placed in escrow.

(b) Represents the net book value of the assets acquired and the liabilities assumed by Burntsand in the Transaction. Amounts exclude net book value of assets and liabilities of the corporate administrative functions not acquired by Burntsand in the Transaction.

(c) Reflects the write-off of the remaining goodwill and other intangibles related to the Extrio acquisition, included in North American consulting business.

(d) Excludes additional costs associated with the termination of leases in Boston and New Jersey of $306 and $93, respectively. In addition, the company will pay its former President $125 in severance and forgive approximately $129 owed by him to the company as of September 30, 2001.

                             PRIMIX SOLUTIONS INC.
                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

                               FOR THE YEAR ENDED
                               DECEMBER 31, 2000

                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                      HISTORICAL                         PRO FORMA
                                                  FOR THE YEAR ENDED                 FOR THE YEAR ENDED
                                                     DECEMBER 31,       PRO FORMA       DECEMBER 31,
                                                         2000          ADJUSTMENTS          2000
                                                  ------------------   -----------   ------------------
Revenue:
  Professional services.........................       $ 21,413          $(18,283)(a)      $  3,130
Operating expenses:
  Professional services.........................         15,554           (13,026)(a)         2,528
  Sales and marketing...........................          6,071            (3,602)(a)         2,469
  General and administrative....................         10,032            (4,156)(a)         5,876
  Depreciation..................................            466              (396)(a)            70
  Amortization of intangible assets.............          5,116            (3,820)(b)         1,296
  Restructuring charge..........................             --                --                --
  Other compensaton expense.....................             --                --                --
  Stock compensation............................            175                --               175
                                                       --------          --------          --------
    Total operating expenses....................         37,414           (25,000)           12,414
                                                       --------          --------          --------
Operating loss..................................        (16,001)            6,717            (9,284)
Interest income and other income (expense),
  net...........................................            709                --               709
                                                       --------          --------          --------
  Net loss......................................       $(15,292)         $  6,717          $ (8,575)
                                                       ========          ========          ========
Basic and diluted net loss per common share.....       $  (1.00)         $     --          $  (0.56)
                                                       ========          ========          ========
Shares used in computing net loss per common
  share.........................................         15,242                --            15,242
                                                       ========          ========          ========

------------------------

(a) Represents revenue and operating expenses of the North American consulting business acquired in the Transaction. Excludes expenses related to corporate administrative functions retained by Primix.

(b) Represents amortization expenses related to Advis and Black Bean acquisitions which were included in the North American consulting business.

                             PRIMIX SOLUTIONS INC.

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

                           FOR THE NINE MONTHS ENDED
                               SEPTEMBER 30, 2001

                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                             HISTORICAL                         PRO FORMA
                                                            FOR THE NINE                      FOR THE NINE
                                                            MONTHS ENDED                      MONTHS ENDED
                                                            SEPTEMBER 30,    PRO FORMA        SEPTEMBER 30,
                                                                2001        ADJUSTMENTS           2001
                                                            -------------   -----------       -------------
Revenue:
  Professional services...................................    $ 17,791       $(12,653)(a)       $  5,138
Operating expenses:
  Professional services...................................      10,239         (6,396)(a)          3,843
  Sales and marketing.....................................       2,724         (1,460)(a)          1,264
  General and administrative..............................       7,819         (3,655)(a)(b)       4,164
  Depreciation............................................       1,117           (891)(a)            226
  Amortization of intangible assets.......................       4,866          2,456 (a)(e)       7,322
  Restructuring charge....................................       4,345         (2,971)(c)          1,374
  Other compensaton expense...............................         858             --                858
  Stock compensation......................................         355             --                355
                                                              --------       --------           --------
    Total operating expenses..............................      32,323        (12,917)            19,406
                                                              --------       --------           --------
Operating loss............................................     (14,532)           264            (14,268)
Interest and other income (expense), net..................        (188)        (1,456)(d)         (1,644)
                                                              --------       --------           --------
  Net loss................................................    $(14,720)      $ (1,192)          $(15,912)
                                                              ========       ========           ========
Basic and diluted net loss per common share...............    $  (0.85)      $     --           $  (0.92)
                                                              ========       ========           ========
Shares used in computing net loss per common share........      17,355             --             17,355
                                                              ========       ========           ========

--------------------------

(a) Represents revenue and operating expenses of the North American consulting business acquired in the Transaction. Excludes expenses related to the corporate administrative functions retained by Primix.

(b) Excludes additional costs associated with the termination of leases in Boston and New Jersey of $306 and $93, respectively. In addition, the company will pay its former President $125 in severance and will forgive approximately $129 owed by him to the company as of September 30, 2001.

(c) Restructuring charge allocated to the North American consulting business consisted of the following:

Leasehold Improvements......................................   $1,417
Rent........................................................    1,071
Furniture...................................................      237
Severance...................................................      206
Regional Marketing..........................................       40
                                                               ------
                                                               $2,971
                                                               ======

    The charges related to rent and the write-offs of furniture and leasehold improvements were allocated to the North American consulting business based on the headcount in the region. The severance related to terminated professional service staff.

(d) Represents the net book value of the assets acquired and the liabilities assumed by Burntsand in the Transaction. Amounts exclude net book value of assets and liabilities of the corporate administrative functions not acquired by Burntsand in the Transaction.

(e) Reflects the write-off of the remaining goodwill and other intangibles related to the Extrio Corporation acquisition, included in the North American operations.